UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2015

CSRA INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-37494	47-4310550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 703-642-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 (“Amendment”) amends the Current Report on Form 8-K of CSRA Inc., (“we,” “us,” or the “Company”) filed with the Securities and Exchange Commission on December 2, 2015 (the “Report”) to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to our acquisition of SRA Companies, Inc. The information reported in our original Form 8-K is incorporated by reference into this Amendment.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Consolidated audited financial statements of Form 8-K for SRA Companies, Inc. and its subsidiaries as of June 30, 2014 and 2015 and for each of the years in the three-year period ended June 30, 2015 are filed as Exhibit 99.1 to this Amendment and are incorporated by reference. Unaudited condensed consolidated financial statements for SRA Companies, Inc. and its subsidiaries as of September 30, 2015 and the unaudited condensed consolidated statement of operations data for each of the three months ended September 30, 2015 and 2014 are filed as Exhibit 99.2 to this Amendment and are incorporated by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of October 2, 2015 and unaudited pro forma condensed combined statements of operations for the six months ended October 2, 2015 and the fiscal year ended April 3, 2015 are attached as Exhibit 99.3 to this Amendment and are incorporated by reference.

(d) Exhibits

The following additional exhibits are filed herewith.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Consolidated audited financial statements of SRA Companies, Inc.
99.2	Unaudited condensed consolidated financial statements of SRA Companies, Inc.
99.3	Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CSRA INC.

Dated: December 9, 2015	By: /s/ Lawrence B. Prior III
Lawrence B. Prior III
President and Chief Executive Officer

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